497(e)
                                                                       333-64749

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JUNE 29, 2009 TO THE MAY 1, 2009 PROSPECTUS FOR ACCUMULATOR(R) PLUS(SM)

--------------------------------------------------------------------------------

This Supplement updates certain information in the May 1, 2009 prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Accumulator(R) Plus(SM) Prospectus. Please note the changes described below.

Please note the following changes, which are applicable throughout the
Prospectus:

o The Guaranteed minimum income benefit that includes the 5% Roll-Up benefit base is not available under your contract. The only Guaranteed minimum income benefit available under your Accumulator(R) Plus(SM) contract is the Guaranteed minimum income benefit that includes the 4% Roll-Up benefit base. Accordingly, all references to the Guaranteed minimum income benefit that includes the 5% Roll-Up and its corresponding benefit base are deleted from the Prospectus and replaced with the Guaranteed minimum income benefit that includes the 4% Roll-Up and its corresponding benefit base, as described later in this Supplement.

o The Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit is not available under your contract. The only Guaranteed minimum death benefits available under your Accumulator(R) Plus(SM) contract are the Standard death benefit, the Annual Ratchet to age 85 Guaranteed minimum death benefit and the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit. Accordingly, all references to the Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit and its corresponding benefit base are deleted from the Prospectus and replaced with the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit.

o As of the date of this Supplement, we no longer offer the contracts for use as an Internal Revenue Code Section 403(b) Tax Sheltered Annuity. All references to "Tax sheltered annuity contracts", "TSAs" and "Rollover TSAs" are deleted from the Prospectus.


1. The information under "Guaranteed minimum death benefit charge", "Guaranteed minimum income benefit charge" and "Guaranteed withdrawal benefit for life benefit charge" under "Charges we deduct from your account value each year if you elect any of the following optional benefits" in "Fee table" is deleted in its entirety and replaced with the following (the footnote numbers correlate with the footnote numbers in the Prospectus):


-----------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge(6) (calculated as a
percentage of the applicable benefit base(7). Deducted annually(2) on each contract date anniversary for which the benefit is in effect.)
   Standard death benefit                                                   0.00%
   Annual Ratchet to age 85                                                 0.25%
   Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85              1.00%(9)
   (only available if you also elect the Guaranteed minimum income benefit)

    If you elect to reset this benefit base, if applicable, we reserve
    the right to increase your charge up to:                                1.15%
-----------------------------------------------------------------------------------------------
Guaranteed minimum income benefit charge(6) (calculated as a percentage of the applicable benefit base(7). Deducted annually(8) on
each contract date anniversary for which the benefit is in effect.)         1.00%(9)

   If you elect to reset the Roll-Up benefit base, we reserve the right
   to increase your charge up to:                                           1.30%
-----------------------------------------------------------------------------------------------

IM-09-50 (6/09)                                                  142487 (6/09)
8.3 Series NB                                                           x02667

-------------------------------------------------------------------------------------------------------------
Guaranteed withdrawal benefit for life benefit charge
(available only upon conversion of the Guaranteed minimum income benefit and calculated as a percentage of the GWBL benefit base(7)
deducted annually(8) on each contract date anniversary.)                                     1.00%(10)

If your GWBL benefit base ratchets, we reserve the right to increase
your charge up to:                                                                           1.30%

Please see "Guaranteed withdrawal benefit for life" in "Contract features and benefits" in the Prospectus and later in this Supplement for more information about this feature, including its benefit base and the
Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," later in this Supplement.
-------------------------------------------------------------------------------------------------------------

(2) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(6) You may not elect both the Guaranteed minimum income benefit and one of our Principal guarantee benefits. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(7) The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" in the Prospectus and later in this Supplement.


(8) If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(9) We reserve the right to increase this charge if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" in the Prospectus and later in this Supplement.

(10) This assumes that the Guaranteed minimum income benefit charge does not increase before the Conversion effective date at age 85. If it did, the charge would equal the Guaranteed minimum income benefit charge percentage at the time of conversion, which could be as high as 1.30%.


2. The following information replaces the information shown under "Example" in "Fee table".

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2008, which results in an estimated administrative charge of 0.007% of contract value.

The guaranteed interest option and the account for special dollar cost averaging are not covered by the example. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special dollar cost averaging.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. Other than the administrative charge (which is described in the Prospectus), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) as set forth in the Prospectus. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-----------------------------------------------------------------------------------------------------------------------------
                                        If you surrender your contract at the        If you annuitize at the end of the
                                          end of the applicable time period                applicable time period
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                        1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
-----------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------------------------------
  AXA Aggressive Allocation           $1,380     $2,452     $3,549      $6,054     N/A       $2,452     $3,549      $6,054
  AXA Conservative Allocation         $1,354     $2,377     $3,429      $5,841     N/A       $2,377     $3,429      $5,841
  AXA Conservative-Plus Allocation    $1,363     $2,402     $3,469      $5,913     N/A       $2,402     $3,469      $5,913
  AXA Moderate Allocation             $1,366     $2,411     $3,485      $5,939     N/A       $2,411     $3,485      $5,939
  AXA Moderate-Plus Allocation        $1,371     $2,427     $3,510      $5,983     N/A       $2,427     $3,510      $5,983
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       If you do not surrender your contract
                                     at the end of the applicable time period
--------------------------------------------------------------------------------
 Portfolio Name                        1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
  AXA Aggressive Allocation             $580     $1,752     $2,949     $6,054
  AXA Conservative Allocation           $554     $1,677     $2,829     $5,841
  AXA Conservative-Plus Allocation      $563     $1,702     $2,869     $5,913
  AXA Moderate Allocation               $566     $1,711     $2,885     $5,939
  AXA Moderate-Plus Allocation          $571     $1,727     $2,910     $5,983
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                            If you surrender your contract at the        If you annuitize at the end of the
                                              end of the applicable time period                applicable time period
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio Name                           1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
---------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------------
  Multimanager Core Bond                  $1,325     $2,292     $3,293      $5,596     N/A       $2,292     $3,293      $5,596
  Multimanager International Equity       $1,359     $2,393     $3,454      $5,886     N/A       $2,393     $3,454      $5,886
  Multimanager Large Cap Core Equity      $1,346     $2,352     $3,389      $5,769     N/A       $2,352     $3,389      $5,769
  Multimanager Large Cap Value            $1,348     $2,358     $3,399      $5,787     N/A       $2,358     $3,399      $5,787
  Multimanager Mid Cap Growth             $1,356     $2,383     $3,439      $5,859     N/A       $2,383     $3,439      $5,859
  Multimanager Mid Cap Value              $1,355     $2,380     $3,434      $5,850     N/A       $2,380     $3,434      $5,850
  Multimanager Small Cap Growth           $1,366     $2,411     $3,485      $5,939     N/A       $2,411     $3,485      $5,939
  Multimanager Small Cap Value            $1,361     $2,396     $3,459      $5,895     N/A       $2,396     $3,459      $5,895
---------------------------------------------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------------
  EQ/AXA Franklin Small Cap Value Core    $1,349     $2,361     $3,404      $5,796     N/A       $2,361     $3,404      $5,796
  EQ/BlackRock Basic Value Equity         $1,322     $2,283     $3,277      $5,568     N/A       $2,283     $3,277      $5,568
  EQ/Boston Advisors Equity Income        $1,348     $2,358     $3,399      $5,787     N/A       $2,358     $3,399      $5,787
  EQ/Capital Guardian Research            $1,332     $2,311     $3,323      $5,651     N/A       $2,311     $3,323      $5,651
  EQ/Common Stock Index                   $1,298     $2,213     $3,165      $5,362     N/A       $2,213     $3,165      $5,362
  EQ/Core Bond Index                      $1,298     $2,213     $3,165      $5,362     N/A       $2,213     $3,165      $5,362
  EQ/Equity 500 Index                     $1,291     $2,191     $3,128      $5,296     N/A       $2,191     $3,128      $5,296
  EQ/Evergreen Omega                      $1,346     $2,352     $3,389      $5,769     N/A       $2,352     $3,389      $5,769
  EQ/Intermediate Government Bond
    Index                                 $1,302     $2,222     $3,180      $5,390     N/A       $2,222     $3,180      $5,390
  EQ/International Core PLUS              $1,349     $2,361     $3,404      $5,796     N/A       $2,361     $3,404      $5,796
  EQ/JPMorgan Value Opportunities         $1,331     $2,308     $3,318      $5,642     N/A       $2,308     $3,318      $5,642
  EQ/Large Cap Core PLUS                  $1,335     $2,320     $3,338      $5,678     N/A       $2,320     $3,338      $5,678
  EQ/Large Cap Growth PLUS                $1,328     $2,301     $3,308      $5,623     N/A       $2,301     $3,308      $5,623
  EQ/Large Cap Value Index                $1,305     $2,232     $3,195      $5,419     N/A       $2,232     $3,195      $5,419
  EQ/Lord Abbett Growth and Income        $1,340     $2,336     $3,364      $5,724     N/A       $2,336     $3,364      $5,724
  EQ/Lord Abbett Large Cap Core           $1,342     $2,342     $3,374      $5,742     N/A       $2,342     $3,374      $5,742
  EQ/Mid Cap Index                        $1,300     $2,216     $3,170      $5,372     N/A       $2,216     $3,170      $5,372
  EQ/Money Market                         $1,300     $2,216     $3,170      $5,372     N/A       $2,216     $3,170      $5,372
  EQ/Oppenheimer Main Street
    Opportunity                           $1,441     $2,629     $3,830      $6,536     N/A       $2,629     $3,830      $6,536
  EQ/Small Company Index                  $1,297     $2,210     $3,159      $5,353     N/A       $2,210     $3,159      $5,353
  EQ/T. Rowe Price Growth Stock           $1,352     $2,371     $3,419      $5,823     N/A       $2,371     $3,419      $5,823
  EQ/UBS Growth and Income                $1,350     $2,364     $3,409      $5,805     N/A       $2,364     $3,409      $5,805
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                          at the end of the applicable time period
------------------------------------------------------------------------------------
  Portfolio Name                           1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------
  Multimanager Core Bond                    $525     $1,592     $2,693     $5,596
  Multimanager International Equity         $559     $1,693     $2,854     $5,886
  Multimanager Large Cap Core Equity        $546     $1,652     $2,789     $5,769
  Multimanager Large Cap Value              $548     $1,658     $2,799     $5,787
  Multimanager Mid Cap Growth               $556     $1,683     $2,839     $5,859
  Multimanager Mid Cap Value                $555     $1,680     $2,834     $5,850
  Multimanager Small Cap Growth             $566     $1,711     $2,885     $5,939
  Multimanager Small Cap Value              $561     $1,696     $2,859     $5,895
------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
------------------------------------------------------------------------------------
  EQ/AXA Franklin Small Cap Value Core      $549     $1,661     $2,804     $5,796
  EQ/BlackRock Basic Value Equity           $522     $1,583     $2,677     $5,568
  EQ/Boston Advisors Equity Income          $548     $1,658     $2,799     $5,787
  EQ/Capital Guardian Research              $532     $1,611     $2,723     $5,651
  EQ/Common Stock Index                     $498     $1,513     $2,565     $5,362
  EQ/Core Bond Index                        $498     $1,513     $2,565     $5,362
  EQ/Equity 500 Index                       $491     $1,491     $2,528     $5,296
  EQ/Evergreen Omega                        $546     $1,652     $2,789     $5,769
  EQ/Intermediate Government Bond
    Index                                   $502     $1,522     $2,580     $5,390
  EQ/International Core PLUS                $549     $1,661     $2,804     $5,796
  EQ/JPMorgan Value Opportunities           $531     $1,608     $2,718     $5,642
  EQ/Large Cap Core PLUS                    $535     $1,620     $2,738     $5,678
  EQ/Large Cap Growth PLUS                  $528     $1,601     $2,708     $5,623
  EQ/Large Cap Value Index                  $505     $1,532     $2,595     $5,419
  EQ/Lord Abbett Growth and Income          $540     $1,636     $2,764     $5,724
  EQ/Lord Abbett Large Cap Core             $542     $1,642     $2,774     $5,742
  EQ/Mid Cap Index                          $500     $1,516     $2,570     $5,372
  EQ/Money Market                           $500     $1,516     $2,570     $5,372
  EQ/Oppenheimer Main Street
    Opportunity                             $641     $1,929     $3,230     $6,536
  EQ/Small Company Index                    $497     $1,510     $2,559     $5,353
  EQ/T. Rowe Price Growth Stock             $552     $1,671     $2,819     $5,823
  EQ/UBS Growth and Income                  $550     $1,664     $2,809     $5,805
------------------------------------------------------------------------------------

3. The entire section entitled "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" in the Prospectus.

If you add the Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" in the Prospectus. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, the Standard death benefit is based on the Standard death benefit benefit base; the Annual Ratchet to age 85 enhanced death benefit is based on the Annual Ratchet to age 85 benefit base; the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND the Guaranteed minimum income benefit are based on the Greater of the 4% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85 benefit base.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

o   your initial contribution and any additional contributions to the contract;
    less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" in the Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" in the Prospectus and later in this Supplement.

4% ROLL-UP TO AGE 85 BENEFIT BASE
(USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to:

o   your initial contribution and any additional contributions to the contract;
    plus

o   daily roll-up; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" in the Prospectus and later in this Supplement. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" in the Prospectus.

The effective annual roll-up rate credited to the benefit base is:

o 4% with respect to the variable investment options (other than EQ/Money Market), and the account for special dollar cost averaging; and

o   2% with respect to the EQ/Money Market and the guaranteed interest option.

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

See Appendix III later in this Supplement for an example of the relationship between the benefit base calculated based on the 4% Roll-Up to age 85 and a hypothetical account value.

ANNUAL RATCHET TO AGE 85 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you take a withdrawal from your contract, your benefit base will be reduced as described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" in the Prospectus and later in this Supplement. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Supplement. After such withdrawal, your benefit base is equal to the greater of either:

o your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                       or

o your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III later in this Supplement for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 85 and a hypothetical account value.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 BENEFIT BASE (USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to the greater of the benefit base computed for the 4% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see " Withdrawal charge" in "Charges and expenses" in the Prospectus and later in this Supplement.

ROLL-UP BENEFIT BASE RESET

You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit"), you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 80. If you elect both the Greater of enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary on which you are eligible for a reset. You may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION - resets your Roll-Up benefit base on a single contract date anniversary.

AUTOMATIC ANNUAL RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.

AUTOMATIC CUSTOMIZED RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" in the Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary as described above.

If you elect to reset your Roll-Up benefit base on any contract date anniversary, we may increase the charge for the Guaranteed minimum income benefit and the Greater of enhanced death benefit. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" in the Prospectus and later in this Supplement for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset but not later than the contract date anniversary following age 85. See "Exercise rules" under "Guaranteed minimum income benefit" in the Prospectus for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 4% of the reset benefit base, the withdrawal would cause a pro-rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 4% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" in the Prospectus.


4. The last two paragraphs under "Guaranteed minimum income benefit `no lapse guarantee"' under "Guaranteed minimum income benefit" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

The no lapse guarantee will terminate under the following circumstances:

o If your aggregate withdrawals during any contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

o Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 4% of your Roll-Up benefit base at the beginning of the contract year.


5. In the sections entitled "Dropping the Guaranteed minimum income benefit after issue" and "Guaranteed minimum death benefit" in "Contract features and benefits" all references to the "Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit are deleted and replaced with the "Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit.


6. The information in the Prospectus under the heading "Guaranteed annual withdrawal amount" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.


We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" in the Prospectus and later in this Supplement.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

--------------------------------------------------------------------------------
                                                            B
                    A                            Applicable percentage of
 Applicable percentage of account value   Guaranteed minimum income benefit base
--------------------------------------------------------------------------------
                  5.0%                                    4.0%
--------------------------------------------------------------------------------

For example, if on the Conversion effective date the Guaranteed minimum income benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals only $4,600, while $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals $5,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.0%.

On the other hand, if on the Conversion effective date the Guaranteed minimum income benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $8,000. This is because $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals only $5,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals $8,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Supplement.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.0% to 5.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE. If you hold an IRA or NQ contract, you may elect a Joint life contract if you meet the conditions described below under "Successor owner". In order to convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life, you must affirmatively request that the benefit be converted. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described in this section. For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on the age of the younger spouse, as set forth in the following table.


----------------------------------------------------------------------------------------------------
                                                                               B
                                       A                       Applicable percentage of Guaranteed
      Spouse's age   Applicable percentage of account value       minimum income benefit base
----------------------------------------------------------------------------------------------------
        85+                           4.5%                                    3.0%
       80-84                          4.0%                                    2.5%
       75-79                          3.5%                                    2.0%
       70-74                          3.0%                                    1.5%
       65-69                          2.5%                                    1.0%
----------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, the Guaranteed minimum income benefit base is $220,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,300. This is because $100,000 (the account value) multiplied by 3.0% (the percentage in Column A for the younger spouse's age band) equals only $3,000, while $220,000 (the Guaranteed minimum income benefit base) multiplied by 1.5% (the percentage in Column B for the younger spouse's age band) equals $3,300. Under this example, your initial GWBL benefit base would be $220,000, and your Applicable percentage would be 1.5%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Supplement.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 3.5%, and your Guaranteed annual withdrawal amount would increase to $5,600.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age on the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

If you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.


7. The fourth paragraph in the Prospectus under the heading "Effect of Excess withdrawals" under "Guaranteed withdrawal benefit for life" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,000 (4.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $2,880 (4.0% of $72,000), instead of the original $4,000. See "How withdrawals affect your GWBL" later in this Supplement.


8. The first paragraph under "For contracts with the Guaranteed minimum income benefit" under "Lifetime required minimum distribution withdrawals" in "Accessing your money" is deleted in its entirety and replaced with the following:

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days).


9. The third paragraph under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" is deleted in its entirety and replaced with the following:

With respect to the Guaranteed minimum income benefit and the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits' 4% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 4% or less of the 4% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year, for contracts in which the benefit is elected at issue. In subsequent contract years, additional contributions made during a contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 4% of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 4% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.


10. The second paragraph under "Surrendering your contract to receive its cash value" in "Accessing your money" is deleted in its entirety and replaced with the following:

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" in the Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" in the Prospectus.


11. The first paragraph under "Certain withdrawals" under "Withdrawal charge" in "Charges and expenses" is deleted in its entirety and replaced with the following:

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. In the first contract year, the relevant benefit base is determined using all contributions received in the first 90 days of the contract year, for contracts in which the benefit is elected at issue. If your withdrawals exceed the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.


12. The information under "Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85" under "Guaranteed minimum death benefit charge" in "Charges and expenses" is deleted in its entirety and replaced with the following:

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.00% of the greater of the 4% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. This charge may be lower for certain contract owners. Please see Appendix VII in the Prospectus for more information.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.15%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.


13. The first two paragraphs under "Guaranteed minimum income benefit charge" in "Charges and expenses" are deleted in their entirety and replaced with the following:


GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 1.00% of the benefit base. This charge may be lower for certain contract owners. Please see Appendix VII in the Prospectus for more information.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.30%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.


14. The information under "Guaranteed withdrawal benefit for life benefit charge" in "Charges and Expenses" is deleted in its entirety and replaced with the following.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the same percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed annual withdrawal amount" in "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Supplement. We deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge may increase as the result of an Annual Ratchet, up to a percentage equal to 1.30%. We will permit you to opt out of the ratchet if the charge increases. See "Guaranteed minimum income benefit charge" earlier in this section.


15. The third bullet point in the second paragraph under "Spousal continuation" in "Payment of death benefit" is deleted in its entirety and replaced with the following:

o The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

  -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
     (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow until the contract date anniversary following the date the surviving spouse reaches age 85.

  -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
     (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

  -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.


16. The first bullet point in the seventh paragraph under the heading "Appendix
    II: Purchase considerations for QP contracts" is deleted in its entirety and replaced with the following:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 4% of the Guaranteed minimum income benefit Roll-Up benefit base;


17. The information in the Prospectus under the heading "Appendix III: Enhanced death benefit example" is deleted in its entirety and replaced with the following:

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:



---------------------------------------------------------------------------------------
  End of
 contract                           4% Roll-Up to age 85      Annual Ratchet to age 85
   year         Account value         benefit base                benefit base
---------------------------------------------------------------------------------------
     1           $106,080             $  104,000 (3)              $  106,080 (1)
---------------------------------------------------------------------------------------
     2           $116,688             $  108,160 (3)              $  116,688 (1)
---------------------------------------------------------------------------------------
     3           $130,691             $  112,486 (3)              $  130,691 (1)
---------------------------------------------------------------------------------------
     4           $104,552             $  116,986 (3)              $  130,691 (2)
---------------------------------------------------------------------------------------
     5           $115,008             $  121,665 (3)              $  130,691 (2)
---------------------------------------------------------------------------------------
     6           $128,809             $  126,532 (3)              $  130,691 (2)
---------------------------------------------------------------------------------------
     7           $128,809             $  131,593 (4)              $  130,691 (2)
---------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 1 through 6, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract year 7, the enhanced death benefit will be based on the 4% Roll-Up to age 85.


18. The information under "Appendix IV: Hypothetical illustrations" is deleted in its entirety and replaced with the following:

       ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
                                MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of 4% Roll-Up to age 85 or the Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 85, under certain hypothetical circumstances for an Accumulator(R) Plus(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.65)% and 3.35% for the Accumulator(R) Plus(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 85 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is elected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.52%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.33% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" in the Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
Accumulator(R) Plus(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit
  Earnings enhancement benefit
  Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 85,

                                                          Greater of 4%
                                                         Roll-Up to age                                  Lifetime Annual
                                                        85 or the Annual                        Guaranteed Minimum Income Benefit
                                                         Ratchet to age                        -----------------------------------
                                                          85 Guaranteed    Total Death Benefit
                                                          Minimum Death     with the Earnings     Guaranteed       Hypothetical
                   Account Value        Cash Value           Benefit       enhancement benefit      Income            Income
       Contract ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 Age     Year       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        1     104,000   104,000   96,000    96,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        2      98,811   105,009   90,811    97,009   104,000  105,009    105,600  107,012      N/A      N/A      N/A      N/A
 62        3      93,693   105,984   86,693    98,984   108,160  108,160    111,424  111,424      N/A      N/A      N/A      N/A
 63        4      88,642   106,902   81,642    99,902   112,486  112,486    117,481  117,481      N/A      N/A      N/A      N/A
 64        5      83,652   107,758   77,652   101,758   116,986  116,986    123,780  123,780      N/A      N/A      N/A      N/A
 65        6      78,718   108,546   73,718   103,546   121,665  121,665    130,331  130,331      N/A      N/A      N/A      N/A
 66        7      73,833   109,260   69,833   105,260   126,532  126,532    137,145  137,145      N/A      N/A      N/A      N/A
 67        8      68,994   109,894   65,994   106,894   131,593  131,593    144,230  144,230      N/A      N/A      N/A      N/A
 68        9      64,194   110,442   62,194   108,442   136,857  136,857    151,600  151,600      N/A      N/A      N/A      N/A
 69       10      59,428   110,896   59,428   110,896   142,331  142,331    159,264  159,264      N/A      N/A      N/A      N/A
 74       15      35,832   111,508   35,832   111,508   173,168  173,168    202,435  202,435     9,438    9,438    9,438    9,438
 79       20      12,224   108,537   12,224   108,537   210,685  210,685    254,959  254,959    13,062   13,062   13,062   13,062
 84       25           0   100,618        0   100,618         0  256,330          0  303,975         0   19,327        0   19,327
 85       26           0    98,294        0    98,294         0  266,584          0  314,229         0   21,033        0   21,033

After conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85



                                              Greater of 4%
                                             Roll-Up to age
                                               85 or the      Total Death
                                                 Annual         Benefit
                                             Ratchet to age     with the                   Guaranteed
                                             85 Guaranteed      Earnings                     Annual
                                              Minimum Death   enhancement   GWBL Benefit   Withdrawal
                 Account Value  Cash Value       Benefit        benefit         Base         Amount
        Contract ------------- ------------- -------------- -------------- -------------- ------------
  Age     Year    0%     6%     0%     6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- ---- -------- ---- --------- ---- --------- ---- --------- ---- -------
  85      26      0   98,294    0   98,294    0   266,584    0   314,229    0   266,584    0   10,663
  89      30      0   87,303    0   87,303    0   266,584    0   314,229    0   266,584    0   10,663
  94      35      0   71,783    0   71,783    0   266,584    0   314,229    0   266,584    0   10,663
  95      36      0   68,419    0   68,419    0   266,584    0   314,229    0   266,584    0   10,663

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


Accumulator(R) is issued by and is a registered service mark and Accumulator(R)
               Plus(SM) is issued by and is a service mark of AXA
               Equitable Life Insurance Company (AXA Equitable).
    Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC,
                          1290 Avenue of the Americas,
                               New York, NY 10104.

    Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.


                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

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